UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2001 (October 19, 2001)

THE DAVEY TREE EXPERT COMPANY
(Exact name of Registrant as specified in its charter)

Ohio	0-11917	34-0176110
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio		44240-5193
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (330) 673-9511

Items 1 through 3, 5, 6, 8 and 9 are not included because they are inapplicable.

ITEM 4. Changes in Registrant's Certifying Accountants

On October 19, 2001 the Company filed Form 8-K to disclose the fact that it had dismissed Deloitte & Touche as its independent auditors, and that it had engaged Ernst & Young as its independent auditors for the fiscal year ended December 31, 2001. At the time of filing our 8-K, Deloitte & Touche had not prepared its response to the statements we made therein. A copy of their letter containing their responses is now filed as Exhibit 16 to this Form 8-K/A.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit 16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
THE DAVEY TREE EXPERT COMPANY

BY:	/s/ David E. Adante ----------------------------------------------------------
David E. Adante
Executive Vice President, CFO and
Secretary

BY:	/s/ Bradley L. Comport ----------------------------------------------------------
Bradley L. Comport
Treasurer

October 31, 2001